UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2019

EXELA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36788	47-1347291
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

2701 E. Grauwyler Rd.
Irving, TX	75061
(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code: (214) 740-6500

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, Par Value $0.0001 per share	XELA	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐  Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 25, 2019, the Board of Directors (the “Board”) of Exela Technologies, Inc. (the “Company”), elected Martin P. Akins as a Class C director of the Company effective July 29, 2019 (the “Effective Date”). Mr. Akins will stand at the next election of directors at the 2020 annual meeting of the Company’s stockholders for a three-year term. Mr. Akins will serve on the Audit Committee and the Nominating and Corporate Governance Committee of the Board, including serving as Chair of the Nominating and Corporate Governance Committee.

Mr. Akins will be compensated on the same basis as all other non-management directors of the Company, as described under “Director Remuneration” in the Company’s Proxy Statement for its 2019 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 30, 2019. Mr. Akins will receive a pro rata share of the annual director compensation for the 2019 calendar year.

There are no arrangements or understandings pursuant to which Mr. Akins was elected as a director, and there are no related party transactions between the Company and Mr. Akins reportable under Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

The Company issued a press release on July 29, 2019 announcing the appointment of Mr. Akins.  A copy of this press release is included as Exhibit 99.1 to this Form 8-K. The information contained in the accompanying Exhibit 99.1 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Exela Technologies, Inc. issued on July 29, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 29, 2019

Exela Technologies, Inc.

By:	/s/ Erik L. Mengwall
Erik Mengwall
Secretary